                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the registrant [ X ]

         Filed by a party other than the registrant [   ]

         Check the appropriate box:

         [   ]    Preliminary proxy statement.

         [ X ]    Definitive proxy statement.

         [   ]    Definitive additional materials.

         [   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

         [   ]    Confidential, for use of the Commission only (as permitted by
                  Rule 14a-6(e)(2)).

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

         [ X ]    No fee required.

         [   ]    Fee computed on table below per Exchange Act Rules
                  14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:
                                               --------------------------------

                  (2)      Aggregate number of securities to which transaction
                           applies:
                                   --------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                           ----------------------------------------------------

                  (4)      Proposed maximum aggregate value of transaction:

                           -------------------------------------

                  (5)      Total fee paid:
                                          -----------------------------------


                  [ ]      Fee paid previously with preliminary materials.

                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                           (1)      Amount Previously Paid:
                                                           -------------------

                           (2)      Form, Schedule or Registration Statement
                                    No.:
                                        ---------------------------------------

                           (3)      Filing Party:
                                                 ------------------------------

                           (4)      Date Filed:
                                               --------------------------------

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 11, 1999



         Notice is hereby given that the Annual Meeting of Shareholders of Integrated Business Systems and Services, Inc. will be held in the Hunt Club Ballroom of the Ramada Plaza Hotel at 8105 Two Notch Road, Columbia, South Carolina on Friday, June 11, 1999, at 11:00 a.m. for the following purposes:

         (1)      To elect six members to the Board of Directors;

         (2)      To approve an amendment to the Company's Stock Option Plan;

         (3) To ratify and approve the grant of certain stock options to members of management and principal shareholders of the Company, and to approve the amendment of stock options held by such persons;

         (4) To approve the delegation to the Board of Directors of a general authority to enter into certain private placement agreements for the sale of the Company's securities;

         (5) To ratify the appointment of Scott, Holloway & McElveen, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         (6) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders whose names appeared of record on the books of the Company on April 30, 1999 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return to the Company's stock transfer agent the enclosed proxy card in the enclosed, self-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.


                                  By Order of the Board of Directors,


                                  Harry P. Langley
                                  President, Chief Executive Officer
                                  and Chairman of the Board

Columbia, South Carolina
April 30, 1999

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                            SUITE 128, 115 ATRIUM WAY
                         COLUMBIA, SOUTH CAROLINA 29223


                                 PROXY STATEMENT


GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Integrated Business Systems and Services, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held in the Hunt Club Ballroom of the Ramada Plaza Hotel at 8105 Two Notch Road, Columbia, South Carolina on Friday, June 11, 1999, at 11:00 a.m., and at any adjournment thereof. The purposes of the Annual Meeting are (a) to elect six members to the Board of Directors, (b) to approve an amendment to the Company's Stock Option Plan to increase the number of authorized shares under the Plan; (c) to ratify and approve the grant of certain stock options to members of management and principal shareholders of the Company, and to approve the amendment of stock options held by such persons; (d) to approve the delegation to the Board of Directors of a general authority to enter into certain private placement agreements for the sale of the Company's securities; (e) to ratify the appointment of Scott, Holloway & McElveen, LLP, as the Company's independent auditors for the fiscal year ending December 31, 1999, and (f) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about May 6, 1999.

         Any shareholder who has signed the proxy referred to in this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the enclosed proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward the Company's proxy solicitation materials to the beneficial owners of the Company's common stock (the "Common Stock") held of record by such entities, and the Company will reimburse their reasonable forwarding expenses.

VOTING SECURITIES OUTSTANDING

         The Board of Directors has fixed April 30, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof. As of the Record Date, there were 9,257,063 issued and outstanding shares of the Common Stock held by approximately 23 shareholders of record. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting.

Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Consequently, each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting

QUORUM

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote and, therefore, will be counted for purposes of determining whether there is a quorum at the Annual Meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.) If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         In June 1998, the Board of Directors expanded the size of the Board of Directors from what had been a three-member Board to its current size of six members. Russell C. King, Jr., Matt Iovanna and C. Joseph Berger, Jr. were appointed to fill the three vacancies created by that expansion. Under applicable South Carolina law, the term of each of the three individuals appointed to fill the three vacancies created by the Board will expire at the forthcoming Annual Meeting. The other three directors were elected at the 1998 Annual Meeting to serve until the forthcoming Annual Meeting. Consequently, the terms of a total of six directors will expire at the Annual Meeting.

         As a consequence of the expansion of the Board to six members, the Company's Articles of Incorporation and Bylaws require that the Board of Directors be structured as a classified Board of Directors divided into three classes of two directors each, with the term of one class of directors expiring at each Annual Meeting. The Board of Directors has nominated the six nominees listed below for election to the Board of Directors, with two individuals being nominated to serve from the date of their election at the Annual Meeting until the Annual Meetings in each of 2000, 2001 and 2002, or until their respective successors shall have been elected and qualified. For additional information on each of the nominees listed below, see the information set forth elsewhere in this Proxy Statement under the heading "Management - Directors and Executive Officers." The following are the Company's nominees for election as directors at the Annual Meeting:

TERMS EXPIRING IN 2000:   Stuart E. Massey and Russell C. King, Jr.

TERMS EXPIRING IN 2001:   George E. Mendenhall and Raymond M. Burdiak

TERMS EXPIRING IN 2002:   Harry P. Langley and C. Joseph Berger, Jr.

         In accordance with the Bylaws of the Company, those six nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation.

         The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is specifically withheld, they intend to vote for the election of the nominees listed above. A shareholder executing the enclosed proxy may vote for any or all of the nominees or may withhold such vote from any or all nominees. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that any of the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of other persons in accordance with their best judgement.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                  PROPOSAL TWO

            APPROVAL OF AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN

         General. On April 13, 1999, the Board of Directors approved an amendment (the "Amendment") to the Integrated Business Systems and Services, Inc. Stock Option Plan (the "Stock Plan"), subject to the approval of the Amendment by the shareholders at the Annual Meeting. The Amendment increases the number of shares of Common Stock that may be issued under the Stock Plan from 960,000 shares to 1,360,000 shares. The increase in such number of issuable shares is expected to be sufficient for the remainder of the term of the Stock Plan, thereby removing the need for any future shareholder approval of the number of shares issuable under the Stock Plan. The Board of Directors approved the Amendment to be effective April 13, 1999. The approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and shares held in street name voted as to any matter at the Annual Meeting will be included in determining the number of votes present or represented at the Annual Meeting. If the Amendment is not approved by the shareholders, the Stock Plan will remain in effect without the Amendment. The following discussion of the Stock Plan, as amended by the proposed Amendment, is qualified in its entirety by reference to the Stock Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each shareholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Ms. Sharon Gambrell, Integrated Business Systems and Services, Inc., Suite 128, 115 Atrium Way, Columbia, South Carolina 29223 (803) 736-5595.

         Purpose. The Stock Plan was approved by the shareholders of the Company to be effective April 29, 1997. The Stock Plan is intended to provide the Company with maximum flexibility to meet the evolving needs of the Company in providing stock-based incentives and rewards to officers, directors and employees of the Company, and to consultants and advisors to the Company, who are and have been in a position to contribute materially to improving the Company's profits. The enhanced employment incentives available through the Stock Plan are expected to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees.

Through the operation of the Stock Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, Common Stock, thus maintaining their personal and proprietary interests in the Company's continued success and progress.

         Administration. The Board of Directors has designated a Stock Option Committee as the committee (the "Committee") to oversee and carry out the provisions of the Stock Plan, and to assume such other duties as are contemplated for such Committee under the terms of the Stock Plan. The Committee is currently composed of Mr. Harry P. Langley, Mr. George E. Mendenhall and Mr. Stuart E. Massey. The Committee is responsible to the Board of Directors for the operation of the Stock Plan and makes recommendations to the Board of Directors with respect to participation in the Stock Plan by officers, directors and employees of, and consultants and advisors to, the Company, and with respect to the extent of that participation. The interpretation and construction by the Committee of any provisions of the Stock Plan or of any award granted under it are final. All awards made under the Stock Plan are evidenced by written agreements between the Company and the participant.

         Operation. The Stock Plan provides for the grant of incentive stock options ("ISOs") and nonqualified stock options ("NSOs"). The Stock Plan is effective for a term of ten years after the date of its adoption by the Board of Directors (until April 28, 2007). As amended by the proposed Amendment, a maximum of 1,360,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, and the Board of Directors has reserved 1,360,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital structure of the Company affecting the Common Stock (in connection with a merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock dividend, stock split, spin-off, spin-out, or other distribution of assets materially affecting the price of the Common Stock, or any assumption or conversion to the Stock Plan of an acquired company's outstanding option grants), and the Committee is authorized to adjust the terms of awards under the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan. If the proposed Amendment is approved by the shareholders at the Annual Meeting, the Company intends to file with the Securities and Exchange Commission an amendment to its previously filed Registration Statement on Form S-8 with respect to the Stock Plan in order to register under the Securities Act of 1933 the 400,000 additional shares of Common Stock reserved under the Stock Plan.

         All obligations of the Company under the Stock Plan or under any award granted under the Stock Plan are binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business or assets of the Company, or a merger, consolidation or otherwise.

         Eligibility. Each officer, director and employee of the Company or any of its subsidiaries is eligible to participate in the Stock Plan, and awards under the Stock Plan may also be granted from time to time to persons serving as consultants or advisors to the Company or any of its subsidiaries. The Committee is responsible for selecting the individuals who will participate in the Stock Plan. On the date of this Proxy Statement, six directors, approximately 18 employees and three consultants and advisors were eligible to participate in the Stock Plan. The Board of Directors, upon recommendation of the Committee, may grant awards under the Stock Plan to any director, officer or other employee of, or any consultant or advisor to, the Company or any of its subsidiaries. Awards that are granted at the same or at different times under the Stock Plan are not required to contain similar provisions.

         No awards may be granted under the Stock Plan after April 28, 2007. The Board of Directors may terminate the Stock Plan sooner without further action by the shareholders. The Board of Directors also may amend the Stock Plan without shareholder approval, except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan or otherwise materially increases the benefits accruing to participants under the Stock Plan will become effective until it is approved by the shareholders.

         Limitations on Options. No participant is entitled to receive in any one year grants under the Stock Plan with respect to more than 50,000 shares. In addition, during the period that the Common Stock is listed for trading on the Vancouver Stock Exchange, (a) the amount of stock reserved for issuance to all optionees at any time can not exceed 20% of the issued and outstanding shares of Common Stock, (b) the amount of stock reserved for issuance to insiders of the Company at any time can not exceed 10% of the issued and outstanding shares of Common Stock, (c) the amount of stock reserved for issuance to insiders of the Company in any one year period can not exceed 10% of the issued and outstanding shares of Common Stock, and (d) the amount of stock reserved for issuance to any one optionee can not exceed 5% of the issued and outstanding shares of Common Stock at the date of grant of such option.

         Exercise Price. The Stock Plan permits the granting of non-transferable ISOs that qualify as incentive stock options under Section 422A(b) of the Internal Revenue Code and non-transferable NSOs that do not so qualify. The option exercise price of each option is determined by the Committee in its sole discretion, but may not be less than the greater of (a) the fair market value of the Common Stock on the trading day preceding the date the option is granted and
(b) the average of the fair market value of the Common Stock for the ten trading days preceding the date the option is granted. On April 26, 1999, the reported closing price of the Common Stock on the over-the-counter bulletin board was $0.625 and on the Vancouver Stock Exchange was $0.85(Cdn.) per share.

         Change of Control. Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules or regulations, the Committee may determine, at the time of granting an option or thereafter, that such option will become exercisable on an accelerated basis in the event of a change in control of the Company. Under the Stock Plan, events constituting a change in control include the acquisition by any third party or group of 15% or more of the outstanding Common Stock; the change of the makeup of a majority of the members of the Board of Directors from those directors serving at the date of adoption of the Stock Plan or appointed or nominated by such directors; a tender offer to acquire 15% or more of the outstanding Common Stock; and the asset sale, consolidation, merger, or other transaction involving the sale or other transfer of substantially all of the assets or business of the Company.

         Option Term. The term of each option is fixed by the Committee, but may not exceed ten years from the date of grant. As long as required by the Vancouver Stock Exchange and the Common Stock remains listed on such exchange, the term of each option can not exceed five years from the date of grant. The Committee determines at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The option exercise price of options granted under the Stock Plan must be paid in cash or by delivery of shares of Common Stock or a combination of cash and shares.

         Option Termination. Except as otherwise provided below, upon termination of a participant's employment, an option will terminate upon the earliest to occur of the full exercise of the option, the expiration of the option by its terms, and the date three months following the date of employment termination. Should termination of employment (a) result from the death or permanent and total disability of a participant, such three-month termination period will extend to one year, or (b) be for cause, the option will terminate on the date of employment termination. The employment of a consultant or advisor will be deemed terminated upon the Company's notice to the participant that the Company will no longer transact business with the consultant or advisor. An option will also terminate in the event the participant provides services to a competitor of the Company where the services are of a nature that could reasonably be expected to involve the skills and experience of used or developed by the participant while an employee of the Company.

         To qualify as ISOs, options must currently meet additional Federal tax requirements, including limits on the value of shares subject to ISOs first exercisable annually to any participant, and a shorter exercise period and higher minimum exercise price in the case of certain large shareholders. To the extent these special requirements are changed or eliminated, the Stock Plan will be amended accordingly.

         Federal Income Tax Consequences. The Company has been advised that under the Federal income tax laws currently in effect:

         Incentive Stock Options: For regular income tax purposes, no taxable income is realized by the optionee upon the grant or exercise of an ISO. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to the Company for Federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock, and special rules may also apply where the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

         Nonqualified Stock Options: No income is realized by the optionee at the time an NSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934.

         The foregoing discussion is provided for the information of shareholders and is not a complete description of the Federal tax consequences in respect of transactions under the Stock Plan, nor does it describe state or local tax consequences.

         Currently Outstanding Awards. Set forth below are the numbers of shares underlying options which have been awarded under the Stock Plan to the persons and groups identified. The number and value of awards that may be granted under the Stock Plan in the future to directors, officers and other employees of, and consultants and advisors to, the Company or any of its subsidiaries cannot currently be determined and will be within the discretion of the Committee.



                                                                                           NUMBER OF SHARES
                                                                                              UNDERLYING
NAME AND POSITION                                                                           OPTIONS GRANTED
-----------------                                                                           ---------------
Harry P. Langley
   President and Chief Executive Officer..................................................       107,000

George E. Mendenhall
   Executive Vice President...............................................................       100,000

Stuart E. Massey
   Vice President of Engineering..........................................................       107,000

All current executive officers, as a group
   (including the persons named above)....................................................       457,000

All current directors and director nominees who
   are not executive officers, as a group.................................................       125,000

All employees, including all current officers
   who are not executive officers, as a group.............................................       274,900


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN.


                                 PROPOSAL THREE

              GRANTS AND AMENDMENTS OF STOCK OPTIONS OF AFFILIATES

         The Company's Common Stock is listed for trading on the Vancouver Stock Exchange (the "VSE"). Included among the policies of the VSE for any listed company is the requirement that (a) prior to the exercise of any incentive stock option (pursuant to a plan or otherwise) by any director or executive officer of such company or by any beneficial owner of ten percent or more of the outstanding voting securities of such company (individually an "Affiliate" and collectively "Affiliates") and (b) prior to the amendment of any incentive stock option agreement held by an Affiliate of the Company or which stock option agreement may otherwise have originally required shareholder approval, such company must obtain shareholder approval for such grant or amendment, as the case may be.

         Accordingly, in order to provide the Company's Board of Directors with flexibility regarding the granting and amending of incentive stock options to Affiliates of the Company, and to save the Company the cost of holding a special meeting or meetings of shareholders to obtain the requisite shareholder approval before any option granted to an Affiliate of the Company may be exercised in accordance with its terms, the shareholders of the Company, other than Affiliates of the Company (who, as of the Record Date, beneficially own a total of 3,863,000 shares of Common Stock), will be asked at the Annual Meeting to vote upon a proposal (a) to ratify and approve any grants of incentive stock options to Affiliates of the Company that have been or will be made prior to the Annual Meeting, and (b) to approve the delegation to the Board of Directors subsequent to the Annual Meeting of the power to grant incentive stock options to Affiliates of the Company and the power to amend existing and future incentive stock option agreements with Affiliates of the Company, at such price or prices and upon such terms as prescribed under the Company's stock option plan and as may be acceptable to the VSE.

         Approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the proposal described above. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THIS PROPOSAL.


                                  PROPOSAL FOUR

                       FUTURE PRIVATE PLACEMENT FINANCINGS

         The Company from time to time investigates opportunities to obtain financing on advantageous terms to implement its strategies and achieve its objectives. In addition to the possible private placement described under Proposal One in this Proxy Statement, the Company may undertake one or more additional financings over the next year that may be structured as private placements.

         Under the policies of the VSE, shareholder approval may be required for a private placement to one investor, or to a group of investors who intend to vote their equity shares together, where the number of common shares in such private placement is equal to or greater than 20% of the number of common shares outstanding after giving effect to the issuance of the private placement shares, or in the case of convertible securities (such as convertible debt, special warrants or warrants), after including the common shares that may be issued on conversion. The VSE may also require shareholder approval if the private placement may result in, or is part of a transaction involving, a change in the effective control of a listed company or the creation of a control block (the "VSE 20% Rule").

         The application of the VSE 20% Rule may restrict the availability to the Company of funds that it may wish to raise in the future through a private placement of its securities. Accordingly, the Company is seeking advance approval from its shareholders at the Annual Meeting for any private placement that might fall within the VSE 20% Rule. Any private placement undertaken by the Company under the advance approval being sought at the Annual Meeting will still remain subject to the pricing and other policies of the VSE relating to private placements.

         In anticipation of the possibility that the Company might desire to carry out one or more private placements before the next Annual Meeting that would result in the Company issuing and/or making issuable shares of Common Stock that would be subject to the VSE 20% Rule (taking into account any shares that may be issued upon the exercise of any warrants, options or other rights granted in connection with such private placements), shareholders will be asked at the Annual Meeting to approve the granting to the Board of Directors of a general authority to enter into one or more private placement agreements, from the date of the Annual Meeting until the next annual meeting, that results in such number of shares of Common Stock being issued or issuable to one investor, or to a group of investors who intend to vote their equity shares together, that is equal to or greater than 20% of the number of outstanding shares of Common Stock after giving effect to the private placement, or that would result in, or is part of a transaction involving, a change in the effective control of the Company or the creation of a control block, on such terms as may be approved by the VSE.

         Approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the proposal described above. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THIS PROPOSAL.

                                  PROPOSAL FIVE

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has reappointed the firm of Scott, Holloway & McElveen, LLP, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1999, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

         A representative of Scott, Holloway & McElveen, LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.


                        PROPOSALS FOR 2000 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company by January 5, 2000 for possible inclusion in the proxy material relating to such meeting.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is the age and certain biographical information with respect to each of the Company's directors and executive officers.

         DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2002:

         C. JOSEPH BERGER, JR., 63, retired in 1997 from Springs Industries, Inc., a New York Stock Exchange listed manufacturer and marketer of home furnishings and specialty fabrics ("Springs"), after serving for eight years as Corporate Director for Electronic Data Interchange. During his thirty years with Springs, Mr. Berger served the company in various positions, including Director of Distribution. Prior to his service with Springs, he worked in various positions with Milliken and Company and M. Lowenstein Corporation, both major textile manufacturers and marketers. Mr. Berger received a master's degree in Business Administration from Winthrop University and a Bachelor's degree from the University of Georgia. He has served on numerous boards and committees, including the District Three school board in Rock Hill, South Carolina, where he also served for ten years as Treasurer. Mr. Berger has been a director of the Company since June 1998.

         HARRY P. LANGLEY, 42, has served as the President, Chief Executive Officer, Treasurer, Chief Financial Officer, Chairman of the Board and a director of the Company since the Company's incorporation in 1990. Mr. Langley attended Midlands Technical College in Columbia, South Carolina and received an Associates degree in Computer Sciences in 1987. Mr. Langley first began working in the area of computer software integration as an on-site project coordinator in South Carolina for Synergistic Business Infrastructures Corporation ("SBI"). SBI was a computer systems integrator based in Fort Wayne, Indiana that specialized, among other things, in the conceptualization, design and implementation of manufacturing shop floor systems, data collection systems and material tracking systems.

         DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2001:

         RAYMOND M. BURDIAK, 58, has served since January 1999 as General Territory Manager for Inprise, Inc., a developer and marketer of CORBRA. Mr. Burdiak has over 26 years of experience in selling and managing data processing products, including hardware, operating systems, software analysis and design tools, and other application software used in the automotive, health care, retail distribution and software development industries. Prior to joining Inprise, Inc., Mr. Burdiak served as Account Manager for Aonix, Inc., a company which was also a developer and marketer to the automotive-related industries, from 1996 to 1999, and as an Account Manager for Winthrop Stewart Associates, Inc., a document management company, from June 1995 to April 1996, and as Account Executive for Wang Laboratories, Inc. from March 1992 to June 1995. Mr. Burdiak's experience also includes serving as National Account Manager for Tandem Computer, Inc. and Honeywell Information Systems, Inc.

         GEORGE E. MENDENHALL, PH.D., 60, became an employee of the Company in February 1994, serving as the director of industrial consulting. In May 1995, Dr. Mendenhall became the Executive Vice President and a director of the Company and has also served as Vice President of Application Development since January 1998. Dr. Mendenhall's responsibilities include overseeing the day-to-day management of the FIS System business unit. Dr. Mendenhall received a Bachelor of Science degree in Economics from Manchester College in 1960 and a masters degree and a Ph.D. in Economics from Indiana University in 1968 and 1978, respectively. Dr. Mendenhall has conducted academic research and taught economics and other courses at Indiana University and Indiana Institute of Technology. In addition, he has published articles concerning research and evaluation techniques and has been quoted in such periodicals as Computer World and Industry Week. Before joining the Company, Dr. Mendenhall provided consulting services and computer systems to various large manufacturing companies on an independent basis and, from 1990 through February 1994, provided consulting services to the Company. From 1984 until 1989, Dr. Mendenhall was the President of SBI.

         DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2000:

         RUSSELL C. KING, JR., 64, retired in 1994 from Sonoco Products Company, a New York Stock Exchange listed diversified paper and packaging company ("Sonoco"), having served as President and Chief Operating Officer of Sonoco since 1990. He served in a variety of sales, marketing and manufacturing positions with Sonoco before assuming the titles of Division Vice President, Vice President and General Manager, Corporate Officer, Group Vice President and Senior Vice President. Mr. King received his degree in Economics and Business Administration from Wofford College, where he currently serves as Chairman of the Board of Trustees. He also completed the Harvard University Advanced Management Program and the University of North Carolina Executive Program. Mr. King serves on the Board of Directors of Independent Colleges and Universities of South Carolina, Inc., the Board of Directors of United Dominion Industries and the advisory board of Crescent Capital Fund, L.P. He has served as a director of the Company since June 1998.

         STUART E. MASSEY, 39, has served as Vice President of Engineering and a director of the Company since April of 1991. Mr. Massey is also the Company's Secretary. His responsibilities include the day-to-day management and coordination of large projects, including the continuing maintenance of the Synapse software configuration tool. Mr. Massey received a Bachelor of Science degree in Electrical and Computer Engineering from the University of South Carolina in 1986. Before joining the Company, Mr. Massey managed the implementation of an inter-bank financial transaction switch for automated teller machine and point-of-sale systems and assisted in the design of financial transaction processing software products for Applied Communications, Inc., among other things. Mr. Massey's experience in the industrial automation industry includes the design of a variety of computer control systems, such as airport lighting, industrial machine tool control, inventory control and shop floor control systems.

OTHER EXECUTIVE OFFICERS

         JAMES V. HOPKINS, 47, has served as Vice President of Operations since April 13, 1999. Prior to his promotion to Vice President, he served as senior account manager since joining the Company in October 1995. Mr. Hopkins is responsible for customer related projects, including project management, account management, programming, quality assurance, training and documentation. From 1993 until he joined the Company, Mr. Hopkins served as Vice President of Information Systems of Electronic Merchant Services. Prior to Mr. Hopkins' employment with Electronic Merchant Services, Mr. Hopkins served as Director of Operations for the Division of Computing and Information Technology, a large-scale service bureau at Clemson University, from 1983 to 1993.

         DONALD R. FUTCH, 48, has served as Vice President of Business Development since April 13, 1999. Prior to that date, he served as Vice President of Operations since joining the Company in January 1998. Mr. Futch is responsible for marketing, sales and effecting strategic relationships with business partners and distribution channels. Mr. Futch received a masters degree in business administration with an emphasis in marketing research from the University of South Carolina in 1974. From October 1994 until he joined the Company, Mr. Futch served as Chief Information Officer for Telequest Corporation. Mr. Futch was awarded a patent for the creation of a telecommunications-based home banking system in August 1997. From May 1992 until joining Telequest Corporation in October 1994, Mr. Futch served as Vice President of Association Membership Services, Inc. (d/b/a Electronic Merchant Services), where he served primarily as an electronic payments system integrator to the hotel industry. From January 1983 through April 1992, Mr. Futch was a Technical Consultant for AT&T.

BOARD MEETINGS AND COMMITTEES

         During 1998, the Board of Directors of the Company met as a board or acted pursuant to unanimous written consent a total of twelve times. No director attended fewer that 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served.

         Pursuant to the Bylaws of the Company, the Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders for election as directors at any annual meeting of the Company, provided the nomination is made in writing, properly identifies the shareholder making the nomination as a shareholder of record entitled to vote at such meeting, includes the consent of the nominee to serve, if elected, and the representation of the nominating shareholder to appear in person or by proxy to nominate the identified nominee, provides pertinent information concerning the nominee's background, experience and any arrangement or understanding between the nominating shareholder and the nominee pursuant to which the nomination is made, and is delivered to the Secretary of the Company no later than ninety days prior to the annual meeting, unless the Company notifies the shareholders otherwise.

         The Audit Committee currently is composed of Messrs. Berger, King and Mendenhall. The functions of the Audit Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. This committee did not meet during 1998.

         The Compensation Committee is currently composed of Messrs. Berger, King and Langley. The functions of the Compensation Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, and considering such other matters as may from time to time be referred to the Compensation Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in deliberations of such committee concerning the compensation of such executive officers. This committee did not meet during 1998.

         The Stock Option Committee currently is composed of Messrs. Langley, Massey and Mendenhall. The functions of the Stock Option Committee include administering the Company's Stock Option Plan, making recommendations to the Board with respect to the participation in such plan by directors, officers and employees of, and consultants to, the Company and the extent of that participation, and undertaking such other matters as may from time to time be referred to the Stock Option Committee by the Board of Directors. This Committee met as a committee or acted pursuant to unanimous written consent a total of seven times during 1998.


                             MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION

         The following table is a summary of the compensation earned by each of the executive officers of the Company whose compensation for services rendered to the Company exceeded $100,000 in any of the three most recently completed fiscal years. Except as otherwise noted, all amounts reflected below are expressed in US dollars.


                           SUMMARY COMPENSATION TABLE



                                                  ANNUAL        LONG TERM
                                               COMPENSATION    COMPENSATION
                                               ------------   ----------------
            NAME AND PRINCIPAL                                SECURITIES UNDER    ALL OTHER
                POSITION                YEAR       SALARY         OPTIONS      COMPENSATION (1)
-------------------------------------   ----   ------------   ---------------- ----------------


Harry P. Langley                        1996      $100,957            -0-          $12,558
    President, Chief Executive          1997        72,497          50,000(2)       17,703
    Officer, Treasurer, Chief           1998        66,667          50,000(3)          -0-
    Financial Officer and Chairman
    of the Board

George E. Mendenhall                    1996       100,957             -0-          12,558
    Executive Vice-President            1997        72,497          50,000(2)       17,703
                                        1998        70,000          50,000(3)          -0-

Stuart E. Massey                        1996       100,957             -0-          12,558
   Vice President and Secretary         1997        72,497          50,000(2)       17,703
                                        1998        66,667          50,000(3)          -0-



(1) These amounts represent funds withdrawn by the Company's principals as permitted by Subchapter S of the United States Internal Revenue Code ("Subchapter S"). The Company's shareholders had elected to have the income tax treatment provided by Subchapter S until April 18, 1997. Effective April 18, 1997, the Company's Subchapter S corporation status was terminated.

(2) Amount represents shares of Common Stock as to which the officer was granted options to purchase at an exercise price of $1.00 (Cdn.) per share. All of such options granted to Messrs. Langley, Mendenhall and Massey vested and became exercisable on April 7, 1998.

(3) Amount represents shares of Common Stock as to which the officer was granted options to purchase at an exercise price of $0.81 (Cdn.) per share. All of such options granted to Messrs. Langley, Mendenhall and Massey vest and become exercisable on June 14, 1999.

DIRECTOR COMPENSATION

         The directors of the Company who are executive officers of the Company are not separately compensated for serving as directors of the Company. All directors of the Company are reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.


OPTION GRANTS

         The following table sets forth certain information with respect to Common Stock purchase options granted during the fiscal year ended December 31, 1998 to each of the officers named in the Summary Compensation Table above. The exercise price of each of the options reflected in the table below is $0.81(Cdn.). The exercise prices in the table are all expressed in US dollars using the exchange rate between the Canadian dollar and the US dollar of C$
0.6501 = US$1.00 on December 31, 1998.



                        OPTION GRANTS IN LAST FISCAL YEAR



                                                           INDIVIDUAL GRANTS
                                  -------------------------------------------------------------------------------

                                        NUMBER OF
                                  SECURITIES UNDERLYING   PERCENT OF TOTAL OPTIONS
                                         OPTIONS           GRANTED TO EMPLOYEES IN     EXERCISE       EXPIRATION
           NAME                          GRANTED                 FISCAL YEAR             PRICE           DATE
     ----------------------       ---------------------   -------------------------    --------       -----------

     Harry P. Langley                     50,000                    8.26 %             $ 0.53         12/14/03

     George E. Mendenhall                 50,000                    8.26                 0.53         12/14/03

     Stuart E. Massey                     50,000                    8.26                 0.53         12/14/03




FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information with respect to the unexercised Common Stock purchase options held at December 31, 1998 by each of the officers named in the Summary Compensation Table above. No options were exercised by any of such officers in 1998. The exercise price of each of the exercisable options reflected in the table below is $ 1.00 (Cdn.). The exercise price of each of the unexercisable options reflected in the table below is $
0.81 (Cdn.). The value amounts in the table have been calculated on the basis of the $ 0.75 (Cdn.) per share closing price of the Common Stock on December 31, 1998 as reported on the Vancouver Stock Exchange.

                         DECEMBER 31, 1998 OPTION VALUES



                                                                    VALUE OF UNEXERCISED
                            NUMBER OF SECURITIES UNDERLYING         IN-THE-MONEY OPTIONS
                            UNEXERCISED OPTIONS AT 12/31/98              AT  12/31/98
                            -------------------------------      --------------------------------

       NAME                 EXERCISABLE     UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
-----------------           -----------     -------------        -----------        -------------
Harry P. Langley              50,000            50,000                -0-                -0-

George E. Mendenhall          50,000            50,000                -0-                -0-

Stuart E. Massey              50,000            50,000                -0-                -0-



EMPLOYMENT CONTRACTS

        Each of the Company's executive officers has entered into an employment contract with the Company which renews automatically for successive one-year terms unless the Company or the executive officer provides written notice of termination at least 90 days before the end of the current term. The following paragraphs describe the material features of those employment contracts.

        Messrs. Langley, Mendenhall and Massey have each been a party to employment contracts with the Company since January 1, 1997. Each of these contracts has been amended from time to time. Under the terms of these employment contracts as currently in effect, Messrs. Langley, Mendenhall and Massey agree to act as the Company's President and Treasurer, Executive Vice President and Vice President, respectively, in exchange for annual compensation each of $70,000. If the contract is terminated by the Company without cause, the Company will be required to pay the affected executive officer an amount equal to the greater of (1) the total salary and benefits due to the executive officer for the remainder of the term of the employment contract or (2) one year's total salary and benefits.

        Mr. Futch has been a party to an employment contract with the Company since January 1, 1998, which has since been amended. Under the terms of his employment contract as currently in effect, Mr. Futch agrees to act as the Company's Vice President of Business Development in exchange for annual compensation of $75,000. The contract with Mr. Futch included a signing bonus in the form of the grant of a stock option under the Company's Stock Plan for the purchase of 20,000 shares of Common Stock and the grant in 1998 of stock options under the Company's Stock Plan for the purchase of 25,000 shares of Common Stock. The contract also provides for the grant in 1999 of stock options for the purchase of 37,500 shares of Common Stock. The exercise price on all of the options covered by the contract is the fair market value of the Common Stock on the date of grant. One-half of the stock options vests six months from the date of grant with the balance vesting one year from the date of grant.

        Mr. Hopkins has been a party to an employment contract with the Company since October 1995. He and the Company entered into a new employment contract effective April 13, 1999. Under the terms of his new employment contract, Mr. Hopkins agrees to act as the Company's Vice President of Operations in exchange for annual compensation of $75,000. The contract with Mr. Hopkins includes the May 1, 1999 grant of a stock option under the Company's Stock Plan for the purchase of 20,000 shares of Common Stock at an exercise price equal to the closing market value of the Common Stock on the date of grant. One-half of the stock option vests six months from the date of grant with the balance vesting one year from the date of grant.

        Messrs. Mendenhall and Massey may receive a bonus at the discretion of the Company's President. Messrs. Langley, Futch and Hopkins may receive a bonus at the discretion of the Company's Board of Directors. In addition to the foregoing, the Company has also agreed to provide each executive officer with life insurance, medical insurance, vacation leave, sick leave and other benefits, such as stock options, as may be approved by the Board of Directors. Each executive officer is also eligible to participate in the Company's employee benefit plans, including any established retirement, profit sharing or deferred compensation plan.

        Each of the Company's employment contracts contains a non-competition clause restricting the employee's ability to compete with the business of the Company during the term of the contract and for a period of one to two years thereafter in those states where the Company had clients when the employment contract was terminated. Each contract also contains a provision limiting the disclosure of confidential or trade secret information of the Company.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of April 30, 1999. Information is presented for (a) each shareholder known by the Company to own five percent or more of the Common Stock, (b) each director, director nominee and executive officer of the Company, individually, and (c) all directors and executive officers of the Company, as a group. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to the Company that such shareholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that shareholder.



                                                               NUMBER OF SHARES         PERCENTAGE
NAME OF BENEFICIAL OWNER(1)                                 BENEFICIALLY OWNED(2)       OWNERSHIP
---------------------------                                 ---------------------       ---------

Harry P. Langley ..........................................      1,302,000(3)(4)           13.9 %

George E. Mendenhall ......................................      1,300,000(3)              13.9

Stuart E. Massey ..........................................      1,300,000(3)              13.9

Raymond M. Burdiak ........................................            -0-                    *

C. Joseph Berger, Jr ......................................         25,000(5)                 *

Russell C. King, Jr .......................................         25,000(5)                 *

Matt Iovanna ..............................................         25,000(5)                 *

Donald R. Futch ...........................................         47,500(5)                 *

James V. Hopkins ..........................................         26,000(5)                 *



All executive officers and directors as a group (8 persons)      4,050,500                 41.7

----------
*        Amount represents less than 1.0 percent

(1) The address of Messrs. Langley, Mendenhall and Massey is Suite 128, 115 Atrium Way, Columbia, South Carolina 29223.
(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the "Commission"). Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. As of April 30, 1999, 9,257,063 shares of Common Stock of the Company were issued and outstanding.
(3)      Includes 50,000 shares issuable upon exercise of stock options.
(4)      Includes 1,000 shares held by a family member.
(5)      All shares are issuable upon exercise of stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers to file reports of holdings and transactions in the Company's securities with the Securities and Exchange Commission. On the basis of Company records and other information, the Company believes that all filing requirements under Section 16(a) of the 1934 Act applicable to its officers and directors were satisfied with respect to the Company's fiscal year ended December 31, 1998.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than their employment agreements with the Company (see "Management-Employment Contracts" above), no material transactions involving the directors, senior officers or principal holders of the Company's securities have occurred since the Company was incorporated except for several loans previously made to the Company by the Company's principals.

         In July 1997, Messrs. Langley, Mendenhall and Massey loaned $30,000, $10,000 and $10,000, respectively, to the Company under demand notes bearing interest at the rate of 18% per annum, which interest rate mirrors the cost to Messrs. Langley, Mendenhall and Massey of the money loaned to the Company. Effective as of August 29, 1997, Messrs. Langley, Mendenhall and Massey agreed to convert outstanding amounts of $11,000, $9,000 and $9,000 under these notes into a further capital contribution to the Company. As of August 31, 1997, the only remaining note was a demand note to Mr. Langley in the principal amount of $18,000. This note was repaid by the Company using a portion of the proceeds from the Company's November 1997 initial public offering.


                                  ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING DELIVERED TO SHAREHOLDERS CONCURRENTLY WITH THE DELIVERY OF THIS PROXY STATEMENT. SHAREHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED WHO DESIRE AN ADDITIONAL COPY OF THE FORM 10-KSB, WITHOUT CHARGE, MAY OBTAIN ONE BY MAKING WRITTEN REQUEST TO MS. SHARON GAMBRELL, INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC., SUITE 128, 115 ATRIUM WAY, COLUMBIA, SOUTH CAROLINA 29223 (803) 736-5595.


By Order of the Board of Directors,


Harry P. Langley
President, Chief Executive Officer
and Chairman of the Board


Columbia, South Carolina
April 30, 1999

                                                                      APPENDIX A

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                                STOCK OPTION PLAN
                                  (AS AMENDED)

                                    ARTICLE I
                                   DEFINITIONS

As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean theft or destruction of property of the Company, a Parent, or a Subsidiary, disregard of Company rules or policies, or conduct evincing disregard of the interests of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Employee and shall be final and binding on all parties hereto.

"Change in Control" shall mean the occurrence of any of the following events:
(i) any individual or entity: (A) directly or indirectly acquiring beneficial ownership of 15% or more of the Stock of the Company outstanding from time to time (other than Messrs. Langley, Mendenhall and Massey); or (B) making a tender offer for 15% or more of the Stock of the Company outstanding; or (ii) individuals who constitute a majority of the Company's Board of Directors on the date of the adoption of this Plan by the Board of Directors, or individuals elected or nominated directly or indirectly by at least a majority of such current directors, no longer constitute a majority of the Company's Board of Directors; or (iii) a merger, consolidation, asset sale or other transaction involving the sale or other transfer of all or substantially all of the business or assets of the Company.

"Code" shall mean the United States Internal Revenue Code of 1986, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

"Committee" shall mean a committee of at least two Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board.

"Company" shall mean Integrated Business Systems and Services, Inc., a South Carolina corporation.

"Date of Grant" shall mean the date on which an Option is granted.

"Employee" shall mean an employee of the Employer.

"Employer" shall mean the corporation that employs a Grantee.

"Exchange Act" shall mean the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

"Exercise Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

"Fair Market Value" on any date shall mean (i) where the Stock is listed for trading on a stock exchange or over the counter market, the closing price of the Stock on the stock exchange or over the counter market which is the principal trading market for the Stock, as may be determined for such purpose by the Committee, or (ii) where the Stock is not listed for trading on a stock exchange or over the counter market, the value which is determined by the Committee to be the fair value of the Stock, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

"Grantee" shall mean a person who is an Optionee.

"Incentive Stock Option" shall mean an option to purchase any stock of the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

"Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such
Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

"Option" shall mean an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

"Optionee" shall mean a person to whom an Option has been granted hereunder.

"Parent" shall mean any corporation (other than the Employer) in an unbroken chain of corporations ending with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations other than the Employer owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

"Permanent and Total Disability" shall have the same meaning as given to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

"Plan" shall mean the Integrated Business Systems and Services, Inc. Stock Option Plan, the terms of which are set forth herein.

"Purchasable" shall refer to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

"Qualified Domestic Relations Order" shall have the meaning set forth in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

"Reload Option" shall have the meaning set forth in Section 6.8 hereof.

"Section 16 Insider" shall mean any person who is subject to the provisions of
Section 16 of the Exchange Act.

"Stock" shall mean the Common Stock, no par value per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

"Stock Option Agreement" shall mean an agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

"Subsidiary" shall mean any corporation (other than the Employer) in an unbroken chain of corporations beginning with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II
                                    THE PLAN

         2.1 Name. This Plan shall be known as the "Integrated Business Systems and Services, Inc. Stock Option Plan".

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording certain employees, officers and Directors of the Company and its Subsidiaries, as well as consultants to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options is to promote the growth and profitability of the Company and its Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

         2.3 Effective Date. The Plan shall become effective on April 29, 1997; provided, however, that the Plan shall terminate, and all Options theretofore granted or awarded shall become void and may not be exercised, on April 28, 1998, if the shareholders of the Company shall not by that date have approved the Plan's adoption.

                                   ARTICLE III
                                  PARTICIPANTS

         The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, Directors, Officers and employees, including but not limited to executive personnel, of the Company or any Subsidiary, as well as consultants of the Company or any Subsidiary.

                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options in accordance with the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options under the Plan to any person who is an employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option in exchange for the grant of a new Option, and shall have the authority to amend or modify an outstanding Stock Option Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

         4.2 Interpretation: Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

         4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

         4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

         5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 1,360,000. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options or non-Incentive Stock Options and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article VIII. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason, may again be optioned under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

         No Grantee shall be entitled to receive in any one year grants hereunder regarding more than 50,000 shares.

         Notwithstanding anything else contained in this Section 5.1, throughout any period of time during which the Stock is listed for trading on the Vancouver Stock Exchange, the amount of stock reserved for issuance under this Plan shall be limited as follows:

                  (a) the number of shares of Stock reserved for issuance to all Optionees pursuant to Options at any time must not exceed 20% of the issued and outstanding common shares of the Company;

                  (b) the number of shares of Stock reserved for issuance to insiders of the Company at any time must not exceed 10% of the issued and outstanding common shares of the Company;

                  (c) the number of shares of Stock reserved for issuance to insiders of the Company within any one year period must not exceed 10% of the issued and outstanding common shares of the Company;

                  (d) the number of shares of Stock reserved for issuance to insiders of the Company and their associates within any one year period must not exceed 5% of the issued and outstanding common shares of the Company; and

                  (e) the number of shares of Stock reserved for issuance to any one Optionee must not exceed 5% of the issued and outstanding common shares of the Company at the Date of Grant of such Option.

         5.2 Antidilution.

                  (a) If (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (y) any spin-off, spin-out or other distribution of assets materially affects the price of the company's stock, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

                           (i) the aggregate number and kind of shares of Stock
                  for which Options may be granted hereunder shall be adjusted proportionately by the Committee; and

                           (ii) the rights of Optionees under outstanding
                  Options shall be adjusted proportionately by the Committee.

         (b) If the Company is subject to a transaction in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company or other similar transaction, the Committee, in its discretion, may:

                           (i) notwithstanding other provisions hereof, declare
                  that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, that all such Options shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period; and/or

                           (ii) notify all Grantees that all Options granted
                  under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options issued by such successor corporation.

The Company shall be deemed not to have survived a transaction if pursuant to such transaction the Company becomes a wholly-owned subsidiary of another entity.

         (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

         (d) The adjustments described in paragraphs (a) through (c) of this
Section 5.2, and the manner of their application, shall be determined solely by the Committee. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                     OPTIONS

         6.1 Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

         6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders.

         Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

         6.3 Optionee Limitations. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:

                  (a) is not an employee of the Company or any of its Subsidiaries; or

                  (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

         6.4 $100.000 Limitation. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option. Notwithstanding the foregoing, the Committee may in its discretion modify any such Incentive Stock Options without the consent of the Optionee in the event of a transaction specified in Section 5.2(b).

         6.5 Exercise Price The Exercise Price of the Stock subject to each Option shall be determined by the Committee. Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Option shall be equal to the greater of (i) the Fair Market Value of the Shares on the trading day preceding the Date of Grant and (ii) the average of the Fair Market Value of the Shares for the ten trading days preceding the Date of Grant.

         6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, subject to the rules of any stock exchange or other regulatory body having jurisdiction, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. So long as required by the Vancouver Stock Exchange and the Stock remains listed on such exchange, the period for exercise of an Option shall be no more than five years; except for those Options granted prior to the Company's initial public offering in British Columbia. With respect to those Options granted prior to the Company's initial public offering in British Columbia, those Options shall terminate at the earlier of (i) ten years from the Date of Grant or (ii) five years from the date that a final receipt for the Company's prospectus is issued by the British Columbia Securities Commission in connection with the Company's initial public offering. In addition, no Option granted to a Section 16 Insider shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death of the Optionee, and no Option shall be exercisable prior to shareholder approval of the Plan. In addition, each Stock Option Agreement shall provide that:

                  (a) upon the death of the Optionee, the Option may be exercised by the legal heirs or personal representatives of the Optionee until the date determined by the Committee which shall not be more than twelve months from the date of death; and

                  (b) if the Optionee shall no longer be any of a director, officer, employee or consultant of the Company or of an affiliate of the Company, the Option shall terminate on the expiration of the period, not in excess of 30 days, prescribed by the Committee at the Date of Grant, following the date that the Optionee ceases to be any of a director, officer, employee or consultant of either the Company or any affiliate of the Company; provided that the number of shares of Stock that the Optionee (or his guardian or legal heirs or personal representatives) shall be entitled to purchase until such date of termination shall be the number of shares of Stock which the Optionee was entitled to purchase on the date of death or the date the Optionee ceased to be a director, officer, employee or consultant of the Company or its affiliate, as the case may be.

         6.7 Option Exercise.

                  (a) Unless otherwise provided in the Stock Option Agreement or
Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

                  (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

                  (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

                  (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of share. having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

                  (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

         6.8 Reload Options.

                  (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted; provided, that the shares surrendered in payment as provided above must have been held by the Optionee for at least six months prior to such surrender.

                  (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.

         6.9 Nontransferability of Option. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

         6.10 No Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

         6.11 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

         6.12 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Option Agreement). If, at any time, the Committee finds that there is a reasonable possibility that, within six months or less, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

                                   ARTICLE VII
                               STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

         (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

         (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable: and

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

         Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

                                  ARTICLE VIII
                            TERMINATION AND AMENDMENT

         8.1 Termination and Amendment. The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

                  (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan or materially increase the number of shares of Stock subject to the Plan, in each case except as contemplated in Section 5.2 hereof;

                  (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan or materially change the class of persons that may participate in the Plan; or

                  (c) Otherwise materially increase the benefits accruing to participants under the Plan.

         8.2 Effect on Grantee's Rights. No termination, amendment, or modification of the Plan shall affect adversely a Grantee's rights under a Stock Option Agreement without the consent of the Grantee or his legal representative.

         8.3 Term of Plan. No Option shall be granted on or after April 28, 2007, but Options granted prior to April 28, 2007, may extend beyond that date.

                                   ARTICLE IX
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees, Officers or Directors of the Company or any of its Subsidiaries.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options and grant new Options in substitution for them. However no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement without the consent of the Grantee or his legal representative.

         10.2 Forfeiture for Competition. If a Grantee provides services to a competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an Employee, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, subject in each case to a determination to the contrary by the Committee.

         10.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         10.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         10.5 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

         10.6 Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange

Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan Administrators.

         10.7 Approvals. The Plan is subject to the approval of the Vancouver Stock Exchange and, if required, of any other stock exchange or over the counter market on which the Company's common shares are listed for trading or any other required regulatory authority. No Options granted prior to such approvals may be exercised unless such approvals, if required, are given.

                                     * * * *

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement"), entered into as of this day of______________,____, by and between Integrated Business Systems and Services, Inc., (the "Company"), and (the "Optionee").

         WHEREAS, on April 29, 1997, the Board of Directors of the Company adopted a stock option plan known as the "Integrated Business Systems and Services, Inc. Stock Option Plan" (the "Plan"), and recommended that the Plan be approved by the Company's shareholders; and

         WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

         2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option.

         3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A.

         4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. Option Non-Transferable. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

         6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 12 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 10 hereof, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

         7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8. Termination of Relationship with Company.

         (a) Except as otherwise specified in Schedule A hereto, in the event the Optionee shall no longer be a director, officer, employee or consultant of either the Company or any affiliate of the Company due to the termination of such relationship being for reasons other than (i) for cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reason of death the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         (b) Except as specified in Schedule A attached hereto, in the event the Optionee shall no longer be a director, officer, employee or consultant of either the Company or any affiliate of the Company due to the termination of such relationship being (i) for cause or (ii)voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

         (c) Unless and to the extent otherwise provided in Exhibit A hereto, in the event of the death of the Optionee, the Optionee's legal heirs or personal representatives shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's death for twelve months from the date of death.

         9. Date of Grant. This Option was granted by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Grant").

         10. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 10.

         11. Restriction on Disposition of Shares. The shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

12. Miscellaneous.

         (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

         (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of South Carolina.

         (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, Suite 128, 115 Atrium Way, Columbia, South Carolina, USA 29223.

         (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

         13. No Employment Rights. Nothing in the Plan or in this Stock Option Agreement shall confer on the Optionee any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Optionee's employment at any time.

         IN WITNESS WHEREOF, this Stock Option Agreement has been executed on behalf of the Company and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


By:
   ------------------------------------

---------------------------------------
Name:
Title:

OPTIONEE



---------------------------------------

---------------------------------------
Name:
Address:

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                                       AND
                    -----------------------------------------
                                     Dated:
                                           -------------

1.   Number of Shares Subject to Option:                     Shares.
                                           -----------------

2.   This Option (Check one) [ ] is [ ] is not an Incentive Stock Option.
                                        --------------------------------

3.   Option Exercise Price: $                  per Share.
                             -----------------
4.   Date of Grant:
                   ---------------------

5.   Option Vesting Schedule:

              Check one:

              (   )    Options are exercisable with respect to all shares on or
                       after the date hereof
              (   )    Options are exercisable with respect to the number of
                       shares indicated below on or after the date indicated next to the number of shares:

                          No. of Shares                      Vesting Date
                          -------------                      ------------




6.   Termination Period:

7. Effect of Termination of Employment of Optionee (if different from that set forth in Section 8 of the Stock Option Agreement):

                                   SCHEDULE B

                               NOTICE OF EXERCISE

         The undersigned hereby notifies Integrated Business Systems and Services, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase shares of the Company's common stock, no par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ____________________. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $______ payable to the Company, and/or (2)_______________________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Integrated Business Systems and Services, Inc. Stock Option
Plan) as of the date hereof of $__________________, such amounts being equal, in the aggregate, to the purchase price set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Agreement).

         IN WITNESS WHEREOF, the undersigned has set his hand, this ________ day of _____________, 19____.

                                            OPTIONEE [OR OPTIONEE'S
                                            ADMINISTRATOR, EXECUTOR
                                            OR PERSONAL REPRESENTATIVE]



                                            ------------------------------------
                                            Name:
                                            Position (if other than Optionee):

     PLEASE MARK VOTES                        REVOCABLE PROXY
[X]  AS IN THIS EXAMPLE           INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 11, 1999 AT THE RAMADA PLAZA HOTEL, 8105 TWO NOTCH ROAD, COLUMBIA, SOUTH CAROLINA AT 11:00 A.M. LOCAL TIME.

The undersigned hereby appoints Donald R. Futch and Sharon R. Gambrell, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of Integrated Business Systems and Services, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 1999 Annual Meeting of Shareholders of the Company and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:


Please be sure to sign and date this Date Proxy in the box below.     Date
-------------------------------------------------------------------------------


     Shareholder sign above               Co-holder (if any) sign above
-----                      ---------------                             --------


-------------------------------------------------------------------------------

    THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

TO BE REPRESENTED AT THE MEETING, THIS PROXY MUST BE RECEIVED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" BY MAIL OR FAX NO LATER THAN FORTY EIGHT (48) HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEREOF.

THE MAILING ADDRESS OF PACIFIC CORPORATE TRUST COMPANY IS SUITE 830, 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8 AND ITS FAX NUMBER IS (604) 689-8144.

                            PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-----------------------------------------------------------------------------



1. Election of Directors:                                     WITH-  ALL  FOR
Three-year terms:                                       FOR    HOLD    EXCEPT
                                                        [ ]     [ ]      [ ]
C. Joseph Berger, Jr.
Harry P. Langley

Two-year terms:

Raymond M. Burdiak
George E. Mendenhall

One-year terms:

Russell C. King, Jr.
Stuart E. Massey



INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

2.   Approval of an amendment to the Company's       For     Against    Abstain
     Stock Option Plan.                              [ ]       [ ]        [ ]


3.   Ratification and approval of the grant          For     Against    Abstain
     and For Against Abstain amendment of            [ ]       [ ]        [ ]
     stock options to Company affiliates.


4.   Approval of delegation to Board of Directors    For     Against    Abstain
     For Against Abstain of authority to enter       [ ]       [ ]        [ ]
     into private placements.


5.   Ratification of the appointment of Scott,       For     Against    Abstain
     Holloway & McElveen, LLP, as independent        [ ]       [ ]        [ ]
     public accountants for the Company for the fiscal year ending December 31, 1999.

6. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

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